                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-4, of our report dated March 30, 2001, on the consolidated financial statements of UnitedGlobalCom, Inc., which report appears in the Annual Report on Form 10-K of UnitedGlobalCom, Inc. for the year ended December 31, 2000. We also consent to the reference to our firm under the caption "Experts".

                                             ARTHUR ANDERSEN LLP


Denver, Colorado
December 28, 2001